UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 27, 2008

General Communication, Inc.
(Exact name of registrant as specified in its charter)

State of Alaska	000-15279	92-0072737
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2550 Denali Street, Suite 1000, Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a)	Non-Reliance of Previously Issued Financial Statements or a Related Audit Report or Completed Internal Review

On May 27, 2008, management of General Communication, Inc. (the “Company”), after discussions with the Audit Committee of the Board of Directors of the Company and the Company’s independent registered public accounting firm, KPMG LLP, determined that it was necessary to restate the Company’s consolidated financial statements for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 in order to correct the errors in such financial statements described below. Management of the Company has concluded that certain of these errors arose from a material weakness that was not identified in Management’s Report on Internal Control Over Financial Reporting as of December 31, 2007. Accordingly, the Company’s consolidated interim financial statements previously filed for those periods and Management’s Report on Internal Control Over Financial Reporting as of December 31, 2007 should no longer be relied upon. These corrections do not result in a material change to our 2007 annual audited consolidated financial statements included in our December 31, 2007 annual report on Form 10-K.

In accordance with generally accepted accounting principles (“GAAP”) the Company now initially records depreciation expense in the month an asset is placed in service and its capitalized interest policy results in the appropriate recognition of capitalized interest. Subsequent to March 31, 2008 the Company plans to remediate this material weakness by expanding its accounting policy documentation and reviewing the accounting policies to ensure GAAP compliance.

The corrections made were:

•

We adjusted depreciation expense to correct an error in calculating depreciation in the initial year an asset is placed in service. We originally recorded our estimated depreciation expense evenly throughout the year with periodic adjustments based upon improved estimates or actual results. In accordance with GAAP we now initially record depreciation expense in the month an asset is placed in service. Depreciation was improperly allocated among quarters, but the year-end total was correct. Therefore the restatement impacts the quarterly results, but not the December 31, 2007 year-end results.

•	We have also corrected the 2007 quarters for errors that have been determined to be immaterial individually and in the aggregate. They are as follows:

•

We adjusted interest expense to correct an interest capitalization error on certain assets. Our capitalized interest policy was too restrictive and resulted in no interest capitalization on certain qualifying capital expenditures. Our capitalized interest policy now conforms to GAAP;

•	We adjusted depreciation expense due to the recognition of depreciation on additional capitalized interest;
•	We increased revenue to correct a configuration error in the automated interface between our unified billing system and our general ledger;

•	We increased revenue to correct revenue recognition for a majority noncontrolling interest in a subsidiary that was recognizing a certain type of revenue on a cash basis rather than an accrual basis;
•	We decreased share-based compensation expense to correct expense recognition timing for options that did not vest in equal increments over the vesting period;
•	We adjusted depreciation expense due to a revision of the Alaska DigiTel purchase price allocation, and;
•	We adjusted income tax expense to record the income tax effect of the corrections described above.

Additionally, we reclassified network maintenance and operations expense from selling, general and administrative expense to Cost of Goods Sold for the three months ended March 31, 2007.

The impact of the restatement and immaterial error correction adjustments and the reclassification as described above for the applicable periods is as follows (amounts in thousands, except per share amounts):

	As previously reported	Adjust-ments	Reclass-ification	As restated
Three Months Ended March 31, 2007 (as reported on Form 10-Q for the quarter ended March 31, 2007)
Revenues	$124,579	452	---	125,031

Cost of goods sold (exclusive of depreciation and amortization shown separately below)	43,113	---	4,877	47,990
Selling, general and administrative expenses	48,524	(42)	(4,877)	43,605
Depreciation and amortization expense	21,454	(588)	---	20,866
Operating income	11,488	1,082	---	12,570

Other income (expense):
Interest expense	(8,700)	382	---	(8,318)
Loan and senior note fees	(180)	---	---	(180)
Interest income	184	---	---	184
Minority interest	13	---	---	13
Other expense, net	(8,683)	382	---	(8,301)

Income before income tax expense	2,805	1,464	---	4,269

Income tax expense	1,275	688	---	1,963

Net income available to common shareholders	$1,530	776	---	2,306

Basic net income available to common shareholders per common share	$0.03	0.01	---	0.04

Diluted net income available to common shareholders per common share	$0.02	0.02	---	0.04

Three Months Ended June 30, 2007 (as reported on Form 10-Q for the quarter ended June 30, 2007)
Revenues	$129,592	298	---	129,890

Cost of goods sold (exclusive of depreciation and amortization shown separately below)	42,238	---	3,341	45,579
Selling, general and administrative expenses	47,486	(715)	(3,341)	43,430
Depreciation and amortization expense	21,742	(305)	---	21,437
Operating income	18,126	1,318	---	19,444

Other income (expense):
Interest expense	(8,941)	384	---	(8,557)
Loan and senior note fees	(216)	---	---	(216)
Interest income	161	---	---	161
Minority interest	(24)	---	---	(24)
Other expense, net	(9,020)	384	---	(8,636)

Income before income tax expense	9,106	1,702	---	10,808

Income tax expense	4,091	799	---	4,890

Net income available to common shareholders	$5,015	903	---	5,918

Basic net income available to common shareholders per common share	$0.09	0.02	---	0.11

Diluted net income available to common shareholders per common share	$0.09	0.02	---	0.11

Three Months Ended September 30, 2007 (as reported on Form 10-Q for the quarter ended September 30, 2007)
Revenues	$133,864	226	---	134,090

Cost of goods sold (exclusive of depreciation and amortization shown separately below)	47,878	---	4,335	52,213
Selling, general and administrative expenses	48,956	114	(4,335)	44,735
Depreciation and amortization expense	22,837	(867)	---	21,970
Operating income	14,193	979	---	15,172

Other income (expense):
Interest expense	(9,042)	422	---	(8,620)
Loan and senior note fees	(751)	---	---	(751)
Interest income	82	---	---	82
Minority interest	37	---	---	37
Other expense, net	(9,674)	422	---	(9,252)

Income before income tax expense	4,519	1,401	---	5,920

Income tax expense	2,306	658	---	2,964

Net income available to common shareholders	$2,213	743	---	2,956

Basic net income available to common shareholders per common share	$0.04	0.02	---	0.06

Diluted net income available to common shareholders per common share	$0.04	0.01	---	0.05

Three Months Ended December 31, 2007 (as reported on Form 10-K for the year ended December 31, 2007)
Revenues	$131,300	---	---	131,300

Cost of goods sold (exclusive of depreciation and amortization shown separately below)	45,828	---	4,189	50,017
Selling, general and administrative expenses	48,171	---	(4,189)	43,982
Depreciation and amortization expense	20,407	2,935	---	23,342
Operating income	16,894	2,935	---	13,959

Other income (expense):
Interest expense	(9,442)	530	---	(8,912)
Loan and senior note fees	(276)	---	---	(276)
Interest income	117	---	---	117
Minority interest	10	---	---	10
Other expense, net	(9,591)	530	---	(9,061)

Income before income tax expense	7,303	2,405	---	4,898

Income tax expense	3,475	(1,130)	---	2,345

Net income available to common shareholders	$3,828	1,275	---	2,553

Basic net income available to common shareholders per common share	$0.07	(0.02)	---	0.05

Diluted net income available to common shareholders per common share	$0.06	(0.02)	---	0.04

The Company intends to provide all restated financial information referred to in this Item 4.02(a), including explanatory information, in an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date:	May 30, 2008

By:  /s/ John M. Lowber

Name:	John M. Lowber
Title:	Senior Vice President, Chief Financial Officer,
Secretary and Treasurer
(Principal Financial Officer)